Line of Credit	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Line of Credit

Note 8. Line of Credit

On September 29, 2014, the Company established a line of credit in the amount of up to $0.1 million. The line of credit bears a fixed interest rate of 6.0% per annum simple interest. The line of credit has a two-year repayment term, with prepayment at the Company’s option with no penalty. The line of credit shall be payable out of cash received in the Company’s accounts receivable following the commencement of commercial sales.

In October, 2014, the Company drew down the full amount of $0.1 million provided for by the line of credit.